Exhibit 99.1

AbbVie Announces Final Results of Exchange Offers for Allergan Notes

NORTH CHICAGO, Ill., May 13, 2020 – AbbVie Inc. (NYSE:ABBV) (“AbbVie”) announced today the final results of the offers to exchange (each, an “Exchange Offer” and, collectively, the “Exchange Offers”) any and all outstanding notes of certain series issued by Allergan Finance, LLC (“Allergan Finance”), Allergan, Inc. (“Allergan Inc”), Allergan Sales, LLC (“Allergan Sales”) and Allergan Funding SCS (“Allergan Funding” and, together with Allergan Finance, Allergan Inc and Allergan Sales, “Allergan”) (the “Allergan Notes”) for new notes to be issued by AbbVie (the “AbbVie Notes”) and the related consent solicitations (each, a “Consent Solicitation” and, collectively, the “Consent Solicitations”) being made by AbbVie on behalf of Allergan to adopt certain amendments to each of the indentures (each, an “Allergan Indenture”) governing the Allergan Notes. The Exchange Offers and Consent Solicitations expired at 5:00 p.m., New York City time, on May 12, 2020 (the “Expiration Date”).

On the early participation date of November 7, 2019 (the “Early Participation Date”), requisite consents were received and supplemental indentures were executed eliminating substantially all of the covenants, restrictive provisions, events of default and any guarantees of the related Allergan Notes in each Allergan Indenture. Such supplemental indentures will become operative upon settlement of the Exchange Offers, which is expected to occur on May 14, 2020 (the “Settlement Date”).

The Exchange Offers and Consent Solicitations were commenced in connection with AbbVie’s acquisition of Allergan plc (the “Acquisition”) and were made pursuant to the terms and subject to the conditions set forth in the confidential offering memorandum and consent solicitation statement, dated October 25, 2019, and the related letter of transmittal, each as amended by the press releases dated November 18, 2019, December 20, 2019, January 27, 2020, February 24, 2020, March 9, 2020, March 23, 2020, April 6, 2020, April 20, 2020, April 27, 2020 and May 5, 2020 (collectively, the “Offering Documents”), and were conditioned upon the closing of the Acquisition, which was completed on May 8, 2020. As of the Expiration Date, all conditions to the Exchange Offers and Consent Solicitations were satisfied.

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As of the Expiration Date, an aggregate of $13,994,942,000 principal amount of Allergan USD Notes (as defined below) and an aggregate of €3,064,769,000 principal amount of Allergan Euro Notes (as defined below) had been validly tendered and not validly withdrawn as set forth in the table below:

				Allergan Notes Tendered as of 5:00 p.m., New York City time, May 12, 2020
Title of Series of Notes	CUSIP / ISIN No.	Issuer	Principal Amount Outstanding	Principal Amount	Percentage
3.375% Senior Notes due 2020	018490AN2	Allergan, Inc.	$650,000,000	$311,602,000	47.94%
4.875% Senior Notes due 2021	345838AE6 (144A) / U3455QAC7 (Reg S)	Allergan Sales, LLC	$450,000,000	$431,559,000	95.90%
5.000% Senior Notes due 2021	345838AA4 (144A) / U3455QAA1 (Reg S)	Allergan Sales, LLC	$1,200,000,000	$1,175,701,000	97.98%
3.450% Senior Notes due 2022	00507UAR2	Allergan Funding SCS	$2,878,224,000	$2,627,036,000	91.27%
3.250% Senior Notes due 2022	942683AF0	Allergan Finance, LLC	$1,700,000,000	$1,462,358,000	86.02%
2.800% Senior Notes due 2023	018490AQ5	Allergan, Inc.	$350,000,000	$244,575,000	69.88%
3.850% Senior Notes due 2024	00507UAF8	Allergan Funding SCS	$1,036,740,000	$945,394,000	91.19%
3.800% Senior Notes due 2025	00507UAS0	Allergan Funding SCS	$3,020,692,000	$2,890,467,000	95.69%
4.550% Senior Notes due 2035	00507UAT8	Allergan Funding SCS	$1,789,000,000	$1,681,354,000	93.98%
4.625% Senior Notes due 2042	942683AH6	Allergan Finance, LLC	$456,710,000	$389,217,000	85.22%
4.850% Senior Notes due 2044	00507UAH4	Allergan Funding SCS	$1,079,360,000	$1,008,583,000	93.44%
4.750% Senior Notes due 2045	00507UAU5	Allergan Funding SCS	$880,956,000	$827,096,000	93.89%
Floating Rate Notes due 2020	XS1909193077	Allergan Funding SCS	€700,000,000	€547,703,000	78.24%
0.500% Senior Notes due 2021	XS1622630132	Allergan Funding SCS	€750,000,000	€539,018,000	71.87%
1.500% Senior Notes due 2023	XS1909193150	Allergan Funding SCS	€500,000,000	€433,228,000	86.65%
1.250% Senior Notes due 2024	XS1622624242	Allergan Funding SCS	€700,000,000	€603,389,000	86.20%
2.625% Senior Notes due 2028	XS1909193317	Allergan Funding SCS	€500,000,000	€427,893,000	85.58%
2.125% Senior Notes due 2029	XS1622621222	Allergan Funding SCS	€550,000,000	€513,538,000	93.37%

For each $1,000 principal amount of Allergan USD Notes or €1,000 principal amount of Allergan Euro Notes validly tendered and not validly withdrawn at or prior to the Early Participation Date, eligible holders of such Allergan USD Notes or Allergan Euro Notes are eligible to receive on the Settlement Date an early participation payment of $1.00 or €1.00, as applicable, in cash, even if on such Settlement Date such eligible holder is no longer the holder of record of such Allergan Notes. In addition, for each $1,000 principal amount of Allergan USD Notes or €1,000 principal amount of Allergan Euro Notes validly tendered and not validly withdrawn prior to the Expiration Date, eligible holders are eligible to receive on the Settlement Date $1,000 principal amount of the AbbVie Notes of the applicable series or €1,000 principal amount of the AbbVie Notes of the applicable series, as applicable.

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Each AbbVie Note issued in the Exchange Offers for a validly tendered Allergan Note will have an interest rate and maturity date that is identical to the interest rate and maturity date of the tendered Allergan Note, as well as identical interest payment dates and optional redemption prices. No accrued and unpaid interest is payable upon acceptance of any Allergan Notes in the Exchange Offers and Consent Solicitations. However, the first interest payment on the AbbVie Notes will include the accrued and unpaid interest from the applicable Allergan Notes tendered in exchange therefor so that a tendering eligible holder will receive the same interest payment it would have received had its Allergan Notes not been tendered in the Exchange Offers and Consent Solicitations. The AbbVie Notes will be AbbVie’s general, unsecured senior obligations, and will rank equally in right of payment with all of AbbVie’s existing and future unsecured senior indebtedness, liabilities and other obligations.

In this news release, references to the “Allergan Euro Notes” collectively refer to (i) the Floating Rate Notes due 2020 issued by Allergan Funding, (ii) the 0.500% Senior Notes due 2021 issued by Allergan Funding, (iii) the 1.500% Senior Notes due 2023 issued by Allergan Funding, (iv) the 1.250% Senior Notes due 2024 issued by Allergan Funding, (v) the 2.625% Senior Notes due 2028 issued by Allergan Funding and (vi) the 2.125% Senior Notes due 2029 issued by Allergan Funding. References to the “Allergan USD Notes” collectively refer to (i) the 3.375% Senior Notes due 2020 issued by Allergan Inc, (ii) the 4.875% Senior Notes due 2021 issued by Allergan Sales, (iii) the 5.000% Senior Notes due 2021 issued by Allergan Sales, (iv) the 3.450% Senior Notes due 2022 issued by Allergan Funding, (v) the 3.250% Senior Notes due 2022 issued by Allergan Finance, (vi) the 2.800% Senior Notes due 2023 issued by Allergan Inc, (vii) the 3.850% Senior Notes due 2024 issued by Allergan Funding, (viii) the 3.800% Senior Notes due 2025 issued by Allergan Funding, (ix) the 4.550% Senior Notes due 2035 issued by Allergan Funding, (x) the 4.625% Senior Notes due 2042 issued by Allergan Finance, (xi) the 4.850% Senior Notes due 2044 issued by Allergan Funding and (xii) the 4.750% senior notes due 2045 issued by Allergan Funding. The Allergan USD Notes and the Allergan Euro Notes are referred to herein collectively as the “Allergan Notes.”

Documents relating to the Exchange Offers and Consent Solicitations were only distributed to eligible holders of Allergan Notes who completed and returned an eligibility form confirming that they were either a “qualified institutional buyer” as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or not a “U.S. person” and outside the United States within the meaning of Regulation S under the Securities Act. The complete terms and conditions of the Exchange Offers and Consent Solicitations are described in the Offering Documents.

This news release does not constitute an offer to sell or purchase, or a solicitation of an offer to sell or purchase, or the solicitation of tenders or consents with respect to, any security. No offer, solicitation, purchase or sale will be made in any jurisdiction in which such an offer, solicitation or sale would be unlawful. The Exchange Offers and Consent Solicitations were made solely pursuant to the Offering Documents and only to such persons and in such jurisdictions as are permitted under applicable law.

The AbbVie Notes offered in the Exchange Offers have not been registered under the Securities Act or any state securities laws. Therefore, the AbbVie Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws.

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Cautionary Statement Regarding Forward-Looking Information

This news release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including forward-looking statements with respect to the Acquisition and the combined group’s estimated or anticipated future business, performance and results of operations and financial condition, including estimates, forecasts, targets and plans for the combined group, as well as the expected timing of the settlement of the Exchange Offers. The words “believe,” “expect,” “anticipate,” “project” and similar expressions, among others, generally identify forward-looking statements. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those indicated in the forward-looking statements. Such risks and uncertainties include, but are not limited to, failure to realize the expected benefits of the Acquisition, including the synergies and value creation contemplated by the Acquisition, failure to promptly and effectively integrate Allergan plc’s businesses, significant transaction costs and/or unknown or inestimable liabilities, potential litigation associated with the Acquisition, the combined group’s inability to retain key personnel and the impact of public health outbreaks, epidemics or pandemics, such as COVID-19. These forward-looking statements are based on numerous assumptions and assessments made in light of AbbVie’s experience and perception of historical trends, current conditions, business strategies, operating environment, future developments and other factors it believes appropriate. By their nature, forward-looking statements involve known and unknown risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. The factors described in the context of such forward-looking statements in this news release could cause AbbVie’s plans with respect to Allergan plc or AbbVie’s actual results, performance or achievements, industry results and developments to differ materially from those expressed in or implied by such forward-looking statements. Although it is believed that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove to have been correct and persons reading this news release are therefore cautioned not to place undue reliance on these forward-looking statements which speak only as at the date of this news release. Additional information about economic, competitive, governmental, technological and other factors that may affect AbbVie can be found in AbbVie’s filings with the SEC, including the risk factors discussed in AbbVie’s most recent Annual Report on Form 10-K, as updated by its Quarterly Reports on Form 10-Q and other future filings with the SEC.

Any forward-looking statements in this news release are based upon information available to AbbVie as of the date of this news release and, while believed to be true when made, may ultimately prove to be incorrect. Subject to any obligations under applicable law, AbbVie undertakes no obligation to update any forward-looking statement whether as a result of new information, future developments or otherwise, or to conform any forward-looking statement to actual results, future events, or to changes in expectations. All subsequent written and oral forward-looking statements attributable to AbbVie or any person acting on their behalf are expressly qualified in their entirety by this paragraph.

Contacts

Media

Adelle Infante

847-938-8745

adelle.infante@abbvie.com

or

Investors

Liz Shea

847-935-2211

liz.shea@abbvie.com

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